THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN
      REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR PROVINCE OF CANADA AND
        SUCH SECURITIES MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED
    IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM


                          NORTH AMERICAN VACCINE, INC.

                    Warrant for the Purchase of Common Shares
                    -----------------------------------------

No.  W-3                                                          250,000 Shares
     ---

     FOR VALUE RECEIVED, NORTH AMERICAN VACCINE, INC. (the "Company"), a Canadian corporation, hereby certifies that BioChem Pharma Inc. or its permitted assigns (the "Holder") is entitled to purchase from the Company, at any time or from time to time after the date set forth on the signature page, but prior to 5:00 p.m. on October 28, 2001, two hundred fifty thousand (250,000) fully paid and non-assessable common shares, no par value, of the Company for an aggregate purchase price of One Million Two Hundred Eighty-Four Thousand Three Hundred Seventy-Five U.S. Dollars (US$1,284,375) (computed on the basis of US$5.1375 per share). (Hereinafter, (i) said common shares, together with any other equity securities which may be issued by the Company in substitution therefor, are referred to as the "Common Shares":, (ii) the Common Shares purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares, as adjusted in the manner set forth in Section 3, is referred to as the "Per Share Warrant Price" and (v) this Warrant and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrants") The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price and the number of Warrant Shares are subject to adjustment as hereinafter provided.

     1. EXERCISE OF WARRANT. This Warrant may be exercised, in whole at any time or in part from time to time (such partial exercises to be in amounts of not less than 1,000 Warrant Shares), on and after the date set forth on the signature page, but prior to 5:00 p.m. on October 28, 2001, by the Holder of this Warrant by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the principal office of the Company in Columbia, MD together with proper payment of the Aggregate Warrant Price applicable on such date, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by (i) check payable to the order of the Company, (ii) wire transfer to an account designated by and in the name of the Company, (iii) by delivery to the Company of debt securities for which it is the issuer and bound to make payment in the stated principal amount, where the principal amount on such debt security delivered to the Company for retirement is equal to the Aggregate Warrant Price; or (iv) by any combination of the methods set forth in (i) through (iii), above. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole Warrant Shares, and the Holder is entitled to receive a new Warrant covering the number of Warrant


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


Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will issue a certificate or certificates in the name of the Holder for the largest number of whole Warrant Shares to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional Warrant Share to which the Holder shall be entitled, cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine).

     2. RESERVATION OF WARRANT SHARES. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the Warrant Shares free and clear of all restrictions on sale or transfer (except as may arise under applicable securities laws) and free and clear of all preemptive rights.

     3. PROTECTION AGAINST DILUTION. (a) If, at any time or from time to time after the date of this Warrant, the Company shall (i) issue to the holders of the Common Shares any Common Shares by way of a stock dividend; (ii) subdivide its outstanding Common Shares into a greater number of shares; (iii) combine its outstanding number of Common Shares into a smaller number (i.e., a reverse stock split); or (iv) issue by reclassification of its Common Shares any shares of capital stock of the Company then, and in each such case, the Per Share Warrant Price in effect immediately prior to the date of such action shall be adjusted, or further adjusted, to a price (to the nearest cent) determined by dividing (x) an amount equal to the number of Common Shares outstanding immediately prior to such issuance multiplied by the Per Share Warrant Price in effect immediately prior to such issuance by (y) the total number of Common Shares outstanding immediately after such issuance. Upon each adjustment in the Per Share Warrant Price resulting from a stock split or stock dividend, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment. Notice of each such adjustment and each such readjustment shall be forthwith mailed to the Holder.

     (b) If the Company shall be consolidated with or merged into another corporation, or shall sell all or substantially all of its assets as part of a reorganization to which the Company is a party within the meaning of the Internal Revenue Code of 1986, as presently in effect, or shall issue a security convertible into its Common Shares as a dividend on its Common Shares, each Warrant Share shall be replaced for the purposes hereof by the securities or properties issuable or distributed in respect of one Common Share upon such consolidation, merger, sale, reclassification or reorganization, and adequate provisions to that effect shall be made at the time thereof. Notice of such consolidation, merger, sale, reclassification or reorganization, and of said provisions so proposed to be made, shall be mailed to the Holder not less than 15 days prior to such event.

     (c) If the Board of Directors of the Company shall declare any dividend or other distribution in cash with respect to the Common Shares, other than out of surplus, the Company shall mail notice thereof to the Holder not less than 15 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

     (d) If , during the term of this Warrant, the Company shall issue or sell its Common Shares for a consideration per share less than the Per Share Warrant Price immediately prior to the time of such issue or sale, then forthwith upon such issue or sale, the Per Share Warrant Price in effect immediately prior to such issue or sale shall be reduced to the lower of the prices (calculated to the nearest cent) determined as follows:

          (1) by dividing (A) an amount equal to the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then-existing Per Share Warrant Price, and (ii) the consideration, if any, received by the Company upon such issue or sale, by (B) the total number of Common Shares outstanding immediately after such issue or sale; and

          (2) by multiplying the Per Share Warrant Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be (A) the sum of (i) the number of Common Shares outstanding immediately prior to such issue or sale multiplied by the market price immediately prior to such issue or sale; and (ii) the consideration received by the Company upon such sale, divided by (B) the total number of Common Shares outstanding immediately after such issue or sale, and the denominator of which shall be the market price immediately prior to such issue or sale.

     4. FULLY PAID SHARES; TAXES. The Company agrees that the Common Shares represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

     5. TRANSFERABILITY. This Warrant and the Warrant Shares shall not be sold, transferred, assigned or hypothecated by the Holder except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and qualification for sale under all other applicable state and provincial securities rules and regulations [collectively the "Securities Acts"]; or (ii) in full compliance with all requirements necessary to establish an exemption from the registration requirements of the Securities Acts. In order to properly establish compliance with (ii), above, the Company shall be entitled to request and receive in advance of authorizing any sale, transfer, assignment or hypothecation of this Warrant or any of the Warrant Shares: (x) appropriate transferor and transferee representation letters supporting a claimed exemption from registration requirements of the Securities Acts; (y) an opinion of counsel for the holder of the Warrant and/or Warrant Shares reasonably satisfactory to the Company that the proposed transfer from the holder of the Warrant and/or Warrant Shares to the transferee is exempt from the registration requirements of the Securities Act; and (z) such other documentation, representations and filings as may be reasonably required by counsel in order to issue the foregoing opinion. The Company may treat the registered holder of this Warrant as it appears on the Company's books at any time as the Holder for all purposes.

     6. LOSS, ETC. OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

     7. WARRANT HOLDER NOT SHAREHOLDER. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent or to receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

     8. COMMUNICATION. No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

     (a) the Company at North American Vaccine, Inc., 10150 Old Columbia Road, Columbia, MD 21046 Attention: Vice President-Finance, or such other address as the Company has designated in writing to the Holder, or

     (b) the Holder at BioChem Pharma Inc., 275 Armand Frappier Boulevard, Laval, H7V 4A7 Quebec, Canada Attention: Executive Vice President-Investments & Subsidiaries, or such other address as the Holder has designated in writing to the Company.

     9. HEADINGS. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

     10. APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, NORTH AMERICAN VACCINE, INC. has caused this Warrant to be signed by its Vice President-Finance and its corporate seal to be hereunto affixed and attested by its Assistant Secretary this 28th day of October, 1999.

ATTEST:                                     NORTH AMERICAN VACCINE, INC.



/s/ Russell P. Wilson                       By: /s/ Lawrence J. Hineline
---------------------                           ------------------------
Russell P. Wilson                               Lawrence J. Hineline
  Assistant Secretary                           Vice President-Finance


[Corporate Seal]